Exhibit 99.1
GLAMTECH-USA, INC.
FINANCIAL STATEMENTS
AUGUST 24, 2008

INDEPENDENT AUDITORS’ REPORT
REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM
To the Board of Directors and Stockholders of Remedent, Inc.:
We have audited the accompanying balance sheet of Glamtech-USA Inc. as of August 24, 2008 and the related statement of operations, and cash flows for the period from April 9, 2008 (inception) to August 24, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at August 24, 2008 and the results of its operations and its cash flows for the period from April 9, 2008 (inception) to August 24, 2008 in conformity with accounting principles generally accepted in the United States of America.
Antwerp — Belgium,
November 7, 2008
PKF bedrijfsrevisoren CVBA
Statutory Auditors
Represented by
/s/ Ria Verheyen

Registered Auditor
Tel +32 (0)3 235 66 66 / Fax +32 (0)3 235 22 22 / antwerpen@pkf.be / www.pkf.be
PKF bedrijfsrevisoren CVBA / burgerlijke vennootschap met handelsvorm
Potvlietlaan 6 / 2600 Antwerpen / BTW BE 0439 814 826 / RPR Antwerpen
The PKF International Association is an association of legally independent firms.

GLAMTECH-USA, INC.
BALANCE SHEET

August 24, 2008

ASSETS
CURRENT ASSETS:
Accounts receivable	$45,377
Inventories (Note 4)	73,320

Total current assets	118,697
EQUIPMENT (Note 5)	4,421
LICENSES (Note 6)	1,250,000

TOTAL ASSETS	$1,373,118

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$24,769
Due to related parties (Note 7)	305,371
Shareholder loan (Note 8)	1,179,500

Total current liabilities	1,509,640

STOCKHOLDERS’ DEFICIT:
Common stock, no par value; (1,500 shares authorized, 1,500 shares issued and outstanding at August 24, 2008)	—
Accumulated deficit	(136,522)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,373,118

The accompanying notes are an integral part of these financial statements.

GLAMTECH-USA, INC.
STATEMENT OF OPERATIONS

For the period from
April 9, 2008
(inception) to
August 24, 2008

Net sales	$339,965
Cost of sales	142,568

Gross profit	197,397

Operating Expenses
Sales and marketing	291,535
General and administrative	41,831
Depreciation and amortization	553

TOTAL OPERATING EXPENSES	333,919

INCOME (LOSS) FROM OPERATIONS	$(136,522)

LOSS PER SHARE
Basic	$(91.00)

Fully diluted	$(91.00)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	1,500

Fully diluted	1,500

The accompanying notes are an integral part of these financial statements.

GLAMTECH-USA, INC.
STATEMENT OF CASH FLOWS

For the period from
April 9, 2008
(inception) to
August 24, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(136,522)
Adjustments to reconcile net income (loss) to net cash used by operating activities
Depreciation and amortization	553
Changes in operating assets and liabilities:
Accounts receivable	(45,377)
Inventories	(73,320)
Accounts payable	330,140

Net cash used by operating activities	75,474

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of patents	(1,250,000)
Purchases of equipment	(4,974)

Net cash used by investing activities	(1,254,974)

CASH FLOWS FROM FINANCING ACTIVITIES
Shareholder loan	1,179,500

Net cash provided by financing activities	1,179,500

NET (DECREASE) INCREASE IN CASH	—
CASH AND CASH EQUIVALENTS, BEGINNING	—

CASH AND CASH EQUIVALENTS, ENDING	$—

Supplemental Information:
Interest paid	$—

Income taxes paid	$—

The accompanying notes are an integral part of these financial statements.

GLAMTECH-USA, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 24, 2008
1.	BACKGROUND AND ORGANIZATION

GlamTech-USA, Inc. (the “Company”) was incorporated in the State of Delaware on April 9, 2008. The Company distributes dental products in the United States, Canada and the U.K using both its own internal sales force and through the use of third party distributors.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements have been prepared on an accrual basis of accounting, in conformity with accounting principles generally accepted in the United States of America. These principles contemplate the realization of assets and liquidation of liabilities in the normal course of business. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. These financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Revenue Recognition

The Company recognizes revenue from product sales when persuasive evidence of a sale exists: that is, a product is shipped under an agreement with a customer; risk of loss and title has passed to the customer; the fee is fixed or determinable; and collection of the resulting receivable is reasonably assured. Sales allowances are estimated based upon historical experience of sales returns.

Impairment of Long-Lived Assets

Long-lived assets consist primarily of patents and property and equipment. The recoverability of long-lived assets is evaluated by an analysis of operating results and consideration of other significant events or changes in the business environment. If impairment exists, the carrying amount of the long-lived assets is reduced to its estimated fair value, less any costs associated with the final settlement. As of August 24,, 2008, management believes there was no impairment of the Company’s long-lived assets.

Pervasiveness of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, the Company evaluates estimates and judgments, including those related to revenue, bad debts, inventories, fixed assets, intangible assets, income taxes, and contingencies. Estimates are based on historical experience and on various other assumptions that the Company believes reasonable in the circumstances. The results form the basis for making judgments about the carrying vales of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

GLAMTECH-USA, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 24, 2008
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable and Allowance for Doubtful Accounts

The Company sells professional dental products to various companies, primarily to distributors located in the United States of America, Canada and the U.K.. The terms of sales vary by customer, however, generally are 75% prepayment, net 30 days. Accounts receivable is reported at net realizable value and net of allowance for doubtful accounts. The Company uses the allowance method to account for uncollectible accounts receivable. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable. As at August 24, 2008 the Company has determined all of its accounts receivable are collectible and therefore has not recorded an allowance for doubtful accounts.

Inventories

The Company purchases certain of its products in components that require assembly prior to shipment to customers. All other products are purchased as finished goods ready to ship to customers.

The Company writes down inventories for estimated obsolescence to estimated market value based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected, then additional inventory write-downs may be required. Inventory reserves for obsolescence totaled $nil at August 24, 2008.

Equipment

Equipment is stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

The Company depreciates its equipment for financial reporting purposes using the straight-line method based upon the following useful lives of the assets:

Machinery and Equipment	4 Years
Licenses

Licenses consist of the costs incurred to purchase distribution rights and are reported net of accumulated amortization.

Advertising

Costs incurred for producing and communicating advertising are expensed when incurred and included in sales and marketing and general and administrative expenses. For the period from April 9, 2008 (inception) to August 24, 2008, advertising expense was $42,000.

GLAMTECH-USA, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 24, 2008
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), “Accounting for Income Taxes.” Deferred taxes are recognized for temporary differences in the bases of assets and liabilities for financial statement and income tax reporting as well as for operating losses and credit carry forwards. A provision has been made for income taxes due on taxable income and for the deferred taxes on the temporary differences. The components of the deferred tax asset and liability are individually classified as current and non-current based on their characteristics.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure About Segments of an Enterprise and Related Information” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. The Company’s management considers its business to comprise one segment for reporting purposes.

Computation of Earnings (Loss) per Share

Basic net income (loss) per common share is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Net income (loss) per common share attributable to common stockholders assuming dilution is computed by dividing net income by the weighted average number of shares of common stock outstanding plus the number of additional common shares that would have been outstanding if all dilutive potential common shares had been issued. Potential common shares related to stock options and stock warrants are excluded from the computation when their effect is anti-dilutive. At August 24, 2008, the Company had no outstanding stock options or warrants.

3.	CONCENTRATION OF RISK

Financial Instruments — Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of trade accounts receivable.

Concentrations of credit risk with respect to trade receivables are normally limited due to the number of customers comprising the Company’s customer base and their dispersion across different geographic areas. At August 24, 2008 the Company’s trade accounts receivable consisted of several minor customers. The Company performs ongoing credit evaluations of its customers and normally does not require collateral to support accounts receivable.

GLAMTECH-USA, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 24, 2008
3.	CONCENTRATION OF RISK (Continued)

Purchases —For the period from April 9, 2008 (inception) to August 24, 2008, the Company relied solely on one supplier.

Revenues — For the period from April 9, 2008 (inception) to August 24, 2008, the Company had several minor customers that accounted for the total revenues.

4.	INVENTORIES

Inventories are stated at the lower of cost (weighted average) or market. Inventory costs include material, labor and manufacturing overhead. Individual components of inventory are listed below as follows:

August 24, 2008
Raw materials	$36,400
Brochures	36,920

Inventory	$73,320

5.	EQUIPMENT

Equipment is summarized as follows:

August 24, 2008
Equipment	$4,974
Accumulated depreciation	(553)

Equipment, net	$4,421

6.	LICENSES

On April 10, 2008 and May 10, 2008, the Company entered into distribution agreements (the “License Agreements”) with Remedent N.V., a Belgian company and a subsidiary of Remedent, Inc. (“Remedent”), whereby the Company licensed GlamSmile products in the United States of America and Canada and the United Kingdom, respectively for a total cost of $1,250,000. The term of the Distribution Agreements will be for five years and began on April 10, 2008 and May 10, 2008, respectively.

Effective August 24, 2008, the Company entered into a rescission agreement (the “Rescission Agreement”) whereby the above described License Agreements were rescinded in consideration of Remedent:

(a) assuming and repaying the shareholder loan in the principal amount of $1,150,000 within three business days of August 24, 2008; and

(b) acquiring 100% of the shares of the Company.

7.	DUE TO RELATED PARTIES AND RELATED PARTY TRANSACTIONS

At August 24, 2008, the Company owed a total of $305,371 to Remedent and its subsidiaries (see Note 6). These amounts are unsecured, non-interest bearing, and due on demand.

GLAMTECH-USA, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 24, 2008
8.	DUE TO SHAREHOLDER

As of August 24, 2008 the Company owed a significant shareholder $1,179,500, which amount was unsecured, non-interest bearing and $1,150,000 of the loan was repaid on August 28th, 2008, pursuant to the terms of the Rescission Agreement, described in Note 6 above.

9.	INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS No. 109). Under the asset and liability method of SFAS No. 109, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversals of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

The principal reasons for the difference between the income tax (benefit) and the amounts computed by applying the statutory income tax rates to the income (loss) for the period from April 9, 2008 (inception) to August 24, 2008 are as follows:

August 24, 2008
Pre tax loss	$136,522
Statutory tax rate	35%

Tax benefit based upon statutory rate	48,000
Increase in valuation allowance	(48,000)

Net income tax benefit	$—

The Company’s components of deferred income taxes are as follows:

August 24, 2008
Net operating loss carryforward	$48,000
Valuation allowance	(48,000)

Net deferred tax assets	$—

Pursuant to Rule 382 of the Internal Revenue Code, use of the Company’s net operating loss carryforwards may be limited if the Company experiences a cumulative change in ownership of greater than 50% in a moving three year period. Ownership changes could impact the Company’s ability to utilize net operating losses and credit carryforwards remaining at the ownership change date. The limitation will be determined by the fair market value of common stock outstanding prior to the ownership change, multiplied by the applicable federal rate.